                    EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Presstek, Inc. (the "Company") on Form 10-Q for the period ended July 3, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey Jacobson, Chairman, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.
August 12, 2010	/s/ Jeffrey Jacobson
Jeffrey Jacobson Chairman, President and Chief Executive Officer (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Presstek, Inc. and will be retained by Presstek, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.